SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  DECEMBER 5, 1996


                  THE STROBER ORGANIZATION, INC.
      (Exact Name of Registrant as specified in its charter)


     DELAWARE                     0-15339               11-2822910
(State or other jurisdiction     Commission            IRS Employer
     of incorporation)           File Number         Identification No.


550 HAMILTON AVENUE, BROOKLYN, NEW YORK                    11232
    (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (718) 832-1212

                                           N/A

  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 5. OTHER EVENTS. On December 5, 1996, the Registrant issued a Press Release, the text of which is attached hereto as Exhibit 20.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.



(c)   EXHIBITS

EXHIBIT                                                  PAGE WHERE
NUMBER                      DESCRIPTION                  LOCATED
[S]                         [C]                          [C]
   20                       Press Release dated           5
                            December 5, 1996

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE STROBER ORGANIZATION, INC.



                           By:/S/ DAVID J. POLISHOOK
			   ----------------------------------------------
                              DAVID J. POLISHOOK, Chief Financial Officer

                    THE STROBER ORGANIZATION, INC.

                                 EXHIBIT INDEX
                                      TO
                            FORM 8-K CURRENT REPORT




EXHIBIT                                                         PAGE WHERE
NUMBER                      DESCRIPTION                         LOCATED
[S]                         [C]                                 [C]
   20                       Press Release dated                  5
                            December 5, 1996

                                  EXHIBIT 20

                 Press Release dated December 5, 1996

                         FOR IMMEDIATE RELEASE

 THE STROBER ORGANIZATION, INC. RECEIVES AN UNSOLICITED PROPOSAL TO BE ACQUIRED AT $6.50 PER SHARE IN CASH


     Brooklyn, New York, December 5, 1996 - THE STROBER ORGANIZATION, INC. (NASDAQ-STRB) reported the following:

     On November 11, 1996, Strober announced entering into a definitive merger agreement with a private investor group which provided for all of Strober's common stock to be acquired for $6.00 per share, in cash, for an aggregate fully diluted purchase price of approximately $32 million.

     Strober announced today that it had received an unsolicited proposal to acquire the Company for $6.50 per share, from a third party the Company did not identify. This third party proposal is subject to satisfactory completion of due diligence, financing, execution of a definitive agreement and approval of the Board of Directors of the Company. The unsolicited proposal contemplates completing the transaction in February, 1997. Although the Strober Board of Directors has made the determination provided for under its existing merger agreement to permit the Company to enter into discussions with, provide information to and negotiate with this third party, there can be no assurance that this unsolicited proposal will lead to the execution of definitive agreements.

      At the close of trading on Wednesday, December 4, 1996, Strober's common stock closed at $5.75 per share.

     Hill Thompson Capital Markets, Inc., the Company's financial advisor, continues to advise Strober in evaluating this new unsolicited proposal.

     Strober is a leading supplier of building materials to professional contractors from 11 centers in New York, New Jersey, Connecticut and Pennsylvania with 1995 revenues of $125,813,000.
For more information contact:

                                 David J. Polishook, Chief Financial Officer
                                 Tel: (718) 832-1212
                                 Fax: (718) 499-2523

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